UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2013

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities.

As previously reported by ServisFirst Bancshares, Inc. (the “Company”) in its Form 10-Q for the quarterly period ended September 30, 2013, the Company issued and sold to accredited investors 35,035 shares of the Company’s common stock for $41.50 per share pursuant to private placement subscription agreements effective September 12, 2013. The aggregate purchase price for the shares issued in the initial closing of the private placement was $1,453,952.50.

Effective December 2, 2013, the Company held a second and final closing for the private placement, in which it issued and sold to accredited investors and 14 non-accredited investors 214,965 shares of the Company’s common stock for $41.50 per share, for an aggregate purchase price of $8,921,047.50. Total sales for the private placement aggregated 250,000 shares of Company common stock for an aggregate purchase price of $10,375,000.

The issuance and sale of the shares of the Company’s common stock were exempt from registration under the Securities Act of 1933 (the “Securities Act”), in reliance on the exemption from the registration requirements under the Securities Act for transactions not involving a public offering pursuant to Section 4(a)(2) under the Securities Act and Rule 506 of Regulation D thereunder. No underwriter or placement agent was involved in the private placement, and no underwriting discounts or commissions were paid.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure.

On December 2, 2013, the Company issued a press release discussing the final closing of the private placement described under Item 3.02 above. A copy of the press release is attached as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be considered “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(a)                 Not applicable

(b)                 Not applicable

(c)                 Not applicable

(d)                 Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by ServisFirst Bancshares, Inc. on December 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton III
Dated: December 3, 2013	By:	Thomas A. Broughton III
Chief Executive Officer